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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                CURRENT REPORT*

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 1994

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                         MARSHALL & ILSLEY CORPORATION
             (Exact name of registrant as specified in its charter)

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
           WISCONSIN                            0-1220                           39-0968604
  (State or other jurisdiction         (Commission File Number)         (IRS Employer Identification
       of incorporation)                                                            No.)
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                             770 NORTH WATER STREET
                              MILWAUKEE, WISCONSIN
                    (Address of principal executive offices)

                                     53202
                                   (Zip Code)

Registrant's telephone number, including area code: (414) 765-7801

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*This report also updates the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A under Section 12(g) of the Securities Exchange Act of 1934.

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ITEM 5.  OTHER EVENTS.

M&I/VALLEY TRANSACTION

     As previously reported in the Current Report of Marshall & Ilsley Corporation ("M&I") on Form 8-K dated September 19, 1993 (as amended by M&I's Current Report on Form 8-K/A dated September 19, 1993), M&I and Valley Bancorporation ("Valley") have entered into an Agreement and Plan of Merger dated as of September 19, 1993 ("Merger Agreement"), pursuant to which Valley will be merged with and into M&I in a transaction (the "Merger") in which M&I will be the surviving entity.

     On February 15, 1994, shareholders of Valley and M&I approved the Merger Agreement. M&I shareholders also approved amendments to the M&I Articles of Incorporation and the M&I 1993 Executive Stock Option Plan. On February 15, 1994, the M&I Board of Directors elected two new directors, Dennis J. Kuester and Gordon H. Gunnlaugsson, to the M&I Board of Directors.

     Attached hereto as exhibits are (1) the Joint Proxy Statement/Prospectus of M&I and Valley dated December 30, 1993, (2) Historical and Pro Forma Combined Ratios of Earnings to Fixed Charges for the nine months ended September 30, 1993, and for the five years ended December 31, 1992, (3) Valley's Annual Report on Form 10-K for the year ended December 31, 1992; (4) Valley's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993; and (5) M&I's press releases dated February 15, 1994.

     The following audited financial statements of Valley and subsidiaries, including the accompanying notes, are contained in Exhibit 99.3:

     (a)  Report of Independent Public Accountants

     (b) Consolidated Statements of Financial Position as of December 31, 1992 and 1991.

     (c) Consolidated Statements of Income for the years ended December 31, 1992, 1991 and 1990.

     (d) Consolidated Statements of Shareholders' Equity for the years ended December 31, 1992, 1991 and 1990.

     (e) Consolidated Statements of Cash Flows for the years ended December 31, 1992, 1991 and 1990.

     (f)  Notes to Consolidated Financial Statements.

     Such audited consolidated financial statements of Valley and subsidiaries have been included herein in reliance on the report of Arthur Andersen & Co., independent auditors, and on the authority of said firm as experts in accounting and auditing. The consent of Arthur Andersen & Co. is attached as Exhibit 23.

     The following unaudited financial statements of Valley and subsidiaries for the quarter ended September 30, 1993 are contained in Exhibit 99.4:

     (a)  Consolidated Statements of Financial Position

     (b)  Consolidated Statements of Income

     (c)  Consolidated Statements of Shareholders' Equity

     (d)  Consolidated Statements of Cash Flows

     (e)  Notes to Consolidated Financial Statements

     The following Pro Forma financial information is set forth in Exhibit 99.1:

     (a)  Introduction to Pro Forma Combined Condensed Financial Information

     (b) M&I and Valley Pro Forma Combined Condensed Balance Sheets at September 30, 1993 (unaudited)

     (c) M&I and Valley Pro Forma Combined Condensed Income Statement for the nine months ended September 30, 1993 and 1992 (unaudited)
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     (d)  M&I and Valley Pro Forma Combined Condensed Income Statements for the
        years ended December 31, 1992, 1991 and 1990 (unaudited)

     (e)  Notes to Pro Forma Combined Condensed Financial Statements

M&I COMMON STOCK

     A description of M&I's common stock, $1.00 par value, is contained in
Exhibit 99.1 under the heading "Description of M&I Capital Stock." The M&I Articles Amendment (as defined in Exhibit 99.1) was approved by the M&I shareholders on February 15, 1994.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

        Not applicable.

     (b)  Pro Forma Financial Information

        Not applicable.

     (c)  Exhibits

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EXHIBIT NUMBER                                    DESCRIPTION
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
      23         Consent of Arthur Andersen & Co.
     99.1        Joint Proxy Statement/Prospectus of M&I and Valley.
     99.2        Historical and Pro Forma Ratios of Earnings to Fixed Charges.
     99.3        Valley's Annual Report on Form 10-K for the year ended December 31, 1992.
                 Valley's Quarterly Report on Form 10-Q for the quarter ended September 30,
     99.4        1993.
     99.5        M&I Press Releases dated February 15, 1994
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 1994
                                          MARSHALL & ILSLEY CORPORATION

                                          By: /s/  J.B. Wigdale
                                              J.B. Wigdale, Chairman
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                                   DESCRIPTION
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
      23      Consent of Arthur Andersen & Co.
    99.1      Joint Proxy Statement/Prospectus of M&I and Valley dated December 30, 1993
    99.2      Historical and Pro Forma Ratio of Earnings to Fixed Charges
    99.3      Valley's Annual Report on Form 10-K for the year ended December 31, 1992       P
    99.4      Valley's quarterly report on Form 10-Q for the quarter ended September 30,     P
              1993
    99.5      M&I Press Releases dated February 15, 1994
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